                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        Date of Report (Date of Earliest Event Reported): March 26, 2003
                                                          ---------------


                            THE PROJECT GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Nevada                           28445                     88-0392153
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


  1770 St. James Place, Suite 115, Houston, TX                         77056
-----------------------------------------------                      ----------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant`s telephone number including area code:  713-622-1100
                                                           --------------


        -----------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 7.

              UNAUDITED PRO FORMA AS ADJUSTED FINANCIAL INFORMATION


The following unaudited pro forma as adjusted financial information is derived from the historical financial statements of Pro Squared, Inc. (Pro Squared) and Global Boulevard International, Inc. (Global) included elsewhere in this Form 8-K and give effect to the merger using the purchase method of accounting as prescribed by Statement of Financial Accounting Standards No. 141 "Business Combinations".

The unaudited pro forma as adjusted statement of loss and balance sheet data for the year ended December 31, 2002 give effect to the acquisition of substantially all of the issued and common shares of Pro Squared from its shareholders in a reverse merger on May 26, 2003, as if the event had occurred on January 1, 2002. The unaudited pro forma as adjusted statement of loss for The Project Group for the quarter ended March 31, 2003 are those of Pro Squared.

The unaudited pro forma as adjusted consolidated financial information is provided for informational purposes only and does not purport to represent what The Project Group`s results of operations actually would have been had these events occurred on the dates indicated nor are they intended to predict The
Project Group`s results of operations for any future period or date. The unaudited pro forma as adjusted financial information is based upon available information and assumptions that management believes are reasonable and should be read in conjunction with the Company`s other filings filed with the Commission.

           THE PROJECT GROUP, INC. (HISTORICAL PRO SQUARED, INC.)
                  UNAUDITED PRO FORMA AS ADJUSTED BALANCE SHEET
                             DECEMBER 31, 2002

                                                                Historical
                                                            Pro                       Pro Forma       Pro Forma
                                                         Squared, Inc.  Global       Adjustments    As Adjusted
                                                          ---------    ---------       ---------    ------------

CURRENT ASSETS
   Cash                                                  $       -     $      -         $  -        $      -
   Accounts receivable, net of reserve of $13,000          429,133            -            -         429,133
   Unbilled receivable                                      32,118            -            -          32,118
   Prepaid expense and other current assets                 24,516            -            -          24,516
                                                          ---------    ---------       ---------    ---------

   Total current assets                                    485,767            -            -         485,767
                                                          ---------    ---------       ---------    ---------

   Computers and equipment, net                             13,453            -            -          13,453
   Software development, net                                32,045            -            -          32,045
                                                          ---------    ---------       ---------    ---------

TOTAL ASSETS                                             $ 531,265          $ -          $ -       $ 531,265
                                                          =========    =========       =========    =========

CURRENT LIABILITIES
   Bank overdraft                                        $   8,887          $ -          $ -       $   8,887
   Accounts payable                                        172,518          400         (400)(1)     172,518
   Accrued liabilities                                     155,409            -            -         155,409
   Deferred revenue                                         37,975            -            -          37,975
   Note payable                                            359,263            -            -         359,263
   Notes payable to shareholders                           133,007       12,458      (12,458)(1)     133,007
   Accrued interest payable                                 25,060            -            -          25,060
                                                          ---------    ---------       ---------    ---------

   Total current liabilities                               892,119       12,858      (12,858)        892,119
                                                          ---------    ---------       ---------    ---------

SHAREHOLDERS` DEFICIT
   Common Stock                                             59,044        5,524      (42,440)(1)      22,128
   Paid-in capital                                         318,845      156,626     (119,710)(1)     355,761
   Accumulated deficit                                    (736,134)    (175,008)     175,008 (1)    (736,134)
                                                          ---------    ---------       ---------    ---------

                                                          (358,245)     (12,858)         12,858     (358,245)
 Subscription receivable for common stock                   (2,609)           -            -          (2,609)
                                                          ---------    ---------       ---------    ---------

 Total shareholders` deficit                              (360,854)     (12,858)         12,858     (360,854)
                                                          ---------    ---------       ---------    ---------

TOTAL LIABILITIES AND SHAREHOLDERS` DEFICIT              $ 531,265          $ -          $ -       $ 531,265
                                                          =========    =========       =========    =========



(1) To record the reverse merger of Global and Pro Squared, Inc., to record the one-for-two and a half (1:2.5) reverse stock split of its common stock, and to record the conversion of a note payable and accounts payable to common stock


              THE PROJECT GROUP, INC. (HISTORICAL PRO SQUARED, INC.)
              UNAUDITED PRO FORMA AS ADJUSTED STATEMENT OF LOSS FOR
                         THE YEAR ENDED DECEMBER 31, 2002



                                                             Historical
                                                         Pro                           Pro Forma          Pro Forma
                                                      Squared, Inc.     Global         Adjustments       As Adjusted
                                                      ------------    ------------    ------------       ------------

CONSULTING REVENUE                                    $  1,588,562             $ -             $ -       $  1,588,562

COST OF CONSULTING REVENUE                                 661,941               -               -            661,941
                                                      ------------    ------------    ------------       ------------

GROSS PROFIT                                               926,621               -               -            926,621
                                                      ------------    ------------    ------------       ------------

GENERAL AND ADMINISTRATIVE
 Salaries and benefits                                     907,063               -               -            907,063
 Professional and consulting fees                          260,380          12,200           7,800            280,380
 Bad debt expense                                           93,264               -               -             93,264
 Travel and entertainment                                   82,125               -               -             82,125
 General and administrative, other                         170,347               -               -            170,347
                                                      ------------    ------------    ------------       ------------

Total expenses                                           1,513,179          12,200           7,800          1,533,179
                                                      ------------    ------------    ------------       ------------

Loss from operations                                      (586,558)        (12,200)         (7,800)          (606,558)

OTHER INCOME (EXPENSE)
 Interest expense                                         (136,352)           (658)              -           (137,010)
 Interest income                                                 -               -               -                  -
 Recovery of receivables previously written off             20,929               -               -             20,929
                                                      ------------    ------------    ------------       ------------


 Loss before income taxes                                 (701,981)        (12,858)         (7,800)          (722,639)

INCOME TAX PROVISION                                         4,133               -               -              4,133
                                                      ------------    ------------    ------------       ------------


Net loss                                              $   (697,848)                                     $   (718,506)
                                                      ============                                       ============

Basic and diluted loss per share                      $      (0.01)                                     $      (0.03)
                                                       ============                                      ============

Basic weighted average shares outstanding               52,204,983                                        21,128,000
                                                       ============                                      ============


(1) To record additional professional fees for accounting services


                      THE PROJECT GROUP, INC
       UNAUDITED PRO FORMA AS ADJUSTED STATEMENT OF LOSS FOR
               THE THREE MONTHS ENDED MARCH 31, 2003


                                                                       2003
                                                               ------------

CONSULTING REVENUE                                             $    544,055

COST OF CONSULTING REVENUE                                          210,910
                                                               ------------


GROSS PROFIT                                                        333,145
                                                               ------------

GENERAL AND ADMINISTRATIVE
 Salaries and benefits                                              243,778
 Professional and consulting fees                                    30,505
 Bad debt expense                                                         -
 Travel and entertainment                                            38,284
 General and administrative, other                                   44,451
                                                               ------------

 Total general and administrative                                   357,018
                                                               ------------

 Loss from operations                                               (23,873)

OTHER INCOME (EXPENSE)
 Interest expense                                                   (54,554)
                                                               ------------

 Loss before income taxes                                           (78,427)

INCOME TAX PROVISION                                                      -
                                                               ------------

 Net loss                                                      $    (78,427)
                                                               ============

 Basic and diluted loss per share                              $      (0.00)
                                                               ============

 Basic weighted average shares outstanding                       22,128,000
                                                               ============

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         The Project Group, Inc.



Date: May 26, 2003                    By:   /s/ Craig Crawford
                                             -----------------------------------
                                             Craig Crawford, President